                                                                   EXHIBIT 10.16
                                                                  EXECUTION COPY

                             CONTRIBUTION AGREEMENT

          THIS CONTRIBUTION AGREEMENT (this "Agreement") is made and entered into as of October 30, 2003 by and among Keystone Automotive Holdings, Inc., a Delaware corporation ("Parent"); Keystone Merger Sub, Inc., a Pennsylvania corporation and a wholly-owned subsidiary of Parent ("Merger Sub"); the shareholders of Keystone Automotive Operations, Inc., a Pennsylvania corporation (the "Company"), set forth on Schedule I attached hereto (collectively, the "Rolling Shareholders"); the entities set forth on Schedule II attached hereto (collectively, the "Bain Contributors"); the entities set forth on Schedule III attached hereto (collectively, the "Advent Contributors"); the entities set forth on Schedule IV attached hereto (collectively, the "Bear Stearns Contributors"); Randolph Street Partners VI, an Illinois general partnership ("Randolph Street"); Robert S. Vor Broker ("RVB"); and Richard Pointkowski ("RP"). The Rolling Shareholders, the Bain Contributors, the Advent Contributors, the Bear Stearns Contributors, Randolph Street, RVB and RP are collectively referred to herein as the "Contributors" and each, individually, as a "Contributor."

          WHEREAS, the parties hereto desire to enter into this Agreement in order to provide for the issuance by Parent to the Contributors of shares of Parent Class A Common and shares of Parent Class L Common in exchange for cash or Company Common Stock pursuant to the terms provided herein.

          NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained and intending to be legally bound hereby, the parties hereto hereby agree as follows:

          1.   Definitions. The following terms are defined as follows:

          "Closing" shall have the meaning given to such term in the Merger Agreement.

          "Common Share Merger Consideration" shall have the meaning given to such term in the Merger Agreement.

          "Company Common Stock" means the common stock, par value $0.01 per share, of the Company.

          "Contributed Cash" means, collectively, the cash contributed to Parent by the Bain Contributors, the Advent Contributors, the Bear Stearns Contributors, Randolph Street, RVB and RP pursuant to the terms hereof.

          "Contributed Shares" means, collectively, the Company Common Stock contributed to Parent by the Rollover Shareholders pursuant to the terms hereof.

          "Credit Agreement" shall have the meaning given to such term in the Merger Agreement.

          "Merger" shall have the meaning given to such term in the Merger Agreement.

          "Merger Agreement" means the Agreement and Plan of Merger, dated as of August 29, 2003, by and among Parent, Merger Sub, the Company and the other parties named therein, as amended, restated or otherwise modified from time to time.

          "Parent Class A Common" means the Class A Common Stock, par value $0.01 per share, of Parent.

          "Parent Class L Common" means the Class L Common Stock, par value $0.01 per share, of Parent.

          "Parent Common Shares" means, with respect to any Contributor, the shares of Parent Class A Common and Parent Class L Common issued to such Contributor pursuant to this Agreement.

          "Paying Agent" shall have the meaning given to such term in the Merger Agreement.

          "Securities Act" means the Securities Act of 1933, as amended from time to time.

          "Stockholders Agreement" means that certain Stockholders Agreement, dated as of the date hereof, by and among Parent and the stockholders of Parent parties thereto.

          "Surviving Corporation" shall have the meaning given to such term in the Merger Agreement.

          2.   Contributions to Parent.

               (a) Immediately prior to the Closing, each of the Bain Contributors shall contribute (the "Bain Contribution") to the capital of Parent, and Parent hereby accepts as a contribution, cash in the amount set forth opposite such Bain Contributor's name on Schedule II attached hereto in the column labeled "Contribution Amount." In exchange for the Bain Contribution, Parent shall issue to each Bain Contributor the number of shares of Parent Class A Common and Parent Class L Common set forth opposite such Bain Contributor's name on Schedule II attached hereto under the columns labeled "Parent Class A Common" and "Parent Class L Common," respectively.

               (b) Immediately prior to the Closing, each of the Advent Contributors shall contribute (the "Advent Contribution") to the capital of Parent, and Parent hereby accepts as a contribution, cash in the amount set forth opposite such Advent Contributor's name on Schedule III attached hereto in the column labeled "Contribution Amount." In exchange for the Advent Contribution, Parent shall issue to each Advent Contributor the number of shares of Parent Class A Common and Parent Class L Common set forth opposite such Advent Contributor's name on Schedule III attached hereto under the columns labeled "Parent Class A Common" and "Parent Class L Common," respectively.

               (c) Immediately prior to the Closing, each of the Bear Stearns Contributors shall contribute (the "Bear Stearns Contribution") to the capital of Parent, and Parent hereby accepts as a contribution, cash in the amount set forth opposite such

     Bear Stearns Contributor's name on Schedule IV attached hereto in the column labeled "Contribution Amount." In exchange for the Bear Stearns Contribution, Parent shall issue to each Bear Stearns Contributor the number of shares of Parent Class A Common and Parent Class L Common set forth opposite such Bear Stearns Contributor's name on Schedule IV attached hereto under the columns labeled "Parent Class A Common" and "Parent Class L Common," respectively.

               (d) Immediately prior to the Closing, Randolph Street shall contribute (the "Randolph Street Contribution") to the capital of Parent, and Parent hereby accepts as a contribution, cash in the amount of $750,000. In exchange for the Randolph Street Contribution, Parent shall issue to Randolph Street 385,714 shares of Parent Class A Common and 42,857 shares of Parent Class L Common.

               (e) Simultaneously with the Closing, RVB shall contribute (the "RVB Contribution") to the capital of Parent, and Parent hereby accepts as a contribution, cash in the amount of $1,400,000. In exchange for the RVB Contribution, Parent shall issue to RVB 720,000 shares of Parent Class A Common and 80,000 shares of Parent Class L Common.

               (f)  Simultaneously with the Closing, RP shall contribute
     (the "RP Contribution") to the capital of Parent, and Parent hereby accepts as a contribution, cash in the amount of $500,000. In exchange for the RP Contribution, Parent shall issue to RP 257,143 shares of Parent Class A Common and 28,571 shares of Parent Class L Common.

               (g) Immediately prior to the Closing, each of the Rolling Shareholders shall contribute (the "Rolling Shareholders Contribution") to the capital of Parent, and Parent hereby accepts as a contribution, the number of shares of Company Common Stock set forth opposite such Rolling Shareholder's name on Schedule I attached hereto in the column labeled "Rolled Company Common Stock" having the aggregate value (based on the Common Share Merger Consideration) set forth opposite such Rolling Shareholder's name on Schedule I attached in the column labeled "Aggregate Value." In exchange for the Rolling Shareholders Contribution, Parent shall issue to each Rolling Shareholder the number of shares of Parent Class A Common and Parent Class L Common set forth opposite such Rolling Shareholder's name on Schedule I attached hereto under the columns labeled "Parent Class A Common" and "Parent Class L Common," respectively.

          3. Contribution to Merger Sub. Immediately upon receipt of the Contributed Cash and the Contributed Shares and immediately prior to the Closing, Parent shall contribute to the capital of Merger Sub, and Merger Sub shall accept as a contribution, the Contributed Cash and the Contributed Shares. Upon receipt of the Contributed Shares by Merger Sub, the Contributed Shares shall be canceled and retired by the Company without any payment therefor.

          4. Covenants. Each of the Rolling Shareholders hereby acknowledges and agrees that (i) such Rolling Shareholder has not, and will not, surrender, tender, exchange or otherwise dispose of, or direct the surrender, tender, exchange or other disposition of, his Contributed Shares to the Paying Agent or to any other person or entity except as provided herein and (ii) notwithstanding anything to the contrary in the Merger Agreement, such Rolling Shareholder is not entitled to receive any Common Share Merger Consideration upon the consummation of the Merger for any of his Contributed Shares.

          5. Tax Reporting. The parties hereto intend that the Bain Contribution, the Advent Contribution, the Bear Stearns Contribution, the Randolph Street Contribution, the RVB Contribution, the RP Contribution and the Rolling Shareholders Contribution collectively be treated as a tax-free transfer under Section 351 of the Internal Revenue Code of 1986, as amended. The parties hereto agree to file all applicable tax returns consistent with such treatment.

          6. Parent Stock. The Parent Class A Common and Parent Class L Common to be issued hereunder shall be issued in a strip in the proportion of one share of Parent Class L Common for each nine shares of Parent Class A Common. The cost of each share of Parent Class A Common issued hereunder is $0.19444444 per share and for each share of Parent Class L Common issued hereunder is $15.75 per share.

          7. Representations and Warranties by the Contributors. Each Contributor hereby represents and warrants to Parent that:

               (a) the Parent Common Shares to be acquired by Contributor pursuant to this Agreement will be acquired for its or his own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act or any applicable state securities laws, and the Parent Common Shares will not be disposed of in contravention of the Securities Act or any applicable state securities laws;

               (b) Contributor is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Parent Common Shares to be acquired by it or him pursuant to this Agreement;

               (c) Contributor is able to bear the economic risk of its or his investment in the Parent Common Shares to be acquired by Contributor pursuant to this Agreement for an indefinite period of time because the Parent Common Shares have not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available;

               (d) Contributor has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of the Parent Common Shares and has had full access to such other information concerning the Company and its subsidiaries as it or he has requested; and

               (e) this Agreement executed by Contributor constitutes the legal, valid and binding obligation of Contributor, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by Contributor does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which Contributor is a party or any judgment, order or decree to which Contributor is subject.

          8. Representation and Warranty by the Rolling Shareholders. Each Rolling Shareholder hereby represents and warrants to Parent that such Rolling Shareholder holds of record and owns beneficially the shares of Company Common Stock to be contributed by such Rolling Shareholder to Parent pursuant to the terms of this Agreement, free and clear of any restrictions on transfer (other than (i) any restrictions under the Securities Act and state securities laws and
(ii) any restrictions under any pledge agreement or other agreement related to the Credit Agreement, which restrictions shall terminate at Closing), taxes, security interests, options, warrants, purchase rights, contracts, commitments, equities, claims, and demands.

          9. Stockholders Agreement. The parties hereto acknowledge that the Parent Common Shares held by the Contributors shall be subject to the terms and conditions of the Stockholders Agreement and shall be bound by the obligations and shall be entitled to the benefits set forth therein.

          10. Further Assurances. From time to time following the date hereof, the parties hereto shall execute and deliver such other instruments of assignment, transfer and delivery (including the delivery by the Rolling Shareholders to Parent and/or Merger Sub of certificates representing the Contributed Shares) and shall take such other actions as any other party hereto reasonably may request in order to consummate, complete and carry out the transactions contemplated by this Agreement.

          11. Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

          12. Complete Agreement. This Agreement embodies the complete agreement and understanding among the parties hereto and supersedes, preempts and terminates all other prior understandings, agreements or representations by or among the parties hereto, written or oral, to the extent relating to the subject matter hereof.

          13. Counterparts. This Agreement may be executed (including by facsimile) in separate counterparts, each of which will be deemed to be an original and all of which taken together will constitute one and the same agreement.

          14. Successors and Assigns. This Agreement is intended to bind and inure to the benefit of and be enforceable by the parties hereto and their respective successors, heirs and assigns.

          15. No Third Party Beneficiaries. There are no third party beneficiaries of this Agreement and nothing in this Agreement, express or implied, is intended to confer on any person other than the parties hereto other than their respective successors, heirs and assigns, any rights, remedies, obligations or liabilities.

          16. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any rules, principles or provisions of choice of law or conflict of laws.

          17. Remedies. The parties hereto acknowledge and agree that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party hereto will have the right to injunctive relief or specific performance, in addition to all of its other rights and remedies at law or in equity, to enforce the provisions of this Agreement.

          18. Amendments and Waivers. Any provision of this Agreement may be amended or waived only with the prior written consent of each of the parties hereto.

                                    * * * * *

          IN WITNESS WHEREOF, the parties hereto have executed this Contribution Agreement as of the date first written above.

                                        KEYSTONE AUTOMOTIVE HOLDINGS, INC.


                                        By:  /s/ Stephen M. Zide
                                             -----------------------------------
                                             Name: Stephen M. Zide
                                             Title: President


                                        KEYSTONE MERGER SUB, INC.


                                        By:  /s/ David Gross-LOH
                                             -----------------------------------
                                             Name: David Gross-LOH
                                             Title: Vice President


                                        KEYSTONE AUTOMOTIVE OPERATIONS, INC.


                                        By:  /s/ Robert S. Vor Broker
                                             -----------------------------------
                                             Name: Robert S. Vor Broker
                                             Title: President

                 [Bain Signature Page to Contribution Agreement]


                                    BAIN CAPITAL FUND VII,LLC

                                    By:  /s/ Stephen M. Zide
                                         ---------------------------------------
                                         Name: Stephen M. Zide
                                         Title: President


                                    BAIN CAPITAL FUND VII, LLC

                                    By:  Bain Capital Fund VII, L.P.
                                    Its: Sole Member

                                    By:  Bain Capital Partners VII, L.P.
                                    Its: General Partner

                                    By:  Bain Capital Investors, LLC
                                    Its: General Partner

                                    By:  /s/ Stephen M. Zide
                                         ---------------------------------------
                                         Name:  Stephen M. Zide
                                         Title: Managing Director


                                    BAIN CAPITAL VII COINVESTMENT FUND, LLC

                                    By:  Bain Capital VII Coinvestment Fund, L.P
                                    Its: Sole Member

                                    By:  Bain Capital Partners VII, L.P.
                                    Its: General Partner

                                    By:  Bain Capital Investors, LLC
                                    Its: General Partner

                                    By:  /s/ Stephen M. Zide
                                         ---------------------------------------
                                         Name:  Stephen M. Zide
                                         Title: Managing Director


                                    BCIP ASSOCIATES III, LLC

                                    BY:  BCIP Associates III
                                    Its: Manager

                                    By:  Bain Capital Investors, LLC
                                    Its: Managing Partner

                                    By:  /s/ Stephen M. Zide
                                         ---------------------------------------
                                         Name:  Stephen M. Zide
                                         Title: Managing Director

            [Bain Signature Page to Contribution Agreement Continued]


                                        BCIP T ASSOCIATES III, LLC

                                        By:  BCIP Trust Associates III
                                        Its: Manager

                                        By:  Bain Capital Investors, LLC
                                        Its: Managing Partner

                                        By:     /s/ Stephen M. Zide
                                             ----------------------
                                             Name: Stephen M. Zide
                                             Title: Managing Director


                                        BCIP ASSOCIATES III-B, LLC

                                        By:  BCIP Associates III-B
                                        Its: Manager

                                        By:  Bain Capital Investors, LLC
                                        Its: Managing Partner

                                        By:     /s/ Stephen M. Zide
                                             ----------------------
                                             Name: Stephen M. Zide
                                             Title: Managing Director


                                        BCIP T ASSOCIATES III-B, LLC

                                        By:  BCIP Trust Associates III-B
                                        Its: Manager

                                        By:  Bain Capital Investors, LLC
                                        Its: Managing Partner

                                        By:     /s/ Stephen M. Zide
                                             ----------------------
                                             Name: Stephen M. Zide
                               Title: Managing Director

                [Advent Signature Page to Contribution Agreement]


                                        GLOBAL PRIVATE EQUITY IV LIMITED
                                        PARTNERSHIP


                                        By:  Advent International Limited
                                             Partnership
                                        Its: General Partner


                                        By:  Advent International Corporation
                                        Its: General Partner


                                        By:  /s/ Robert E. Taylor, Jr.
                                             -----------------------------------
                                             Name:  Robert E. Taylor, Jr.
                                             Title: Vice President


                                        ADVENT PARTNERS II LIMITED PARTNERSHIP


                                        By:  Advent International Corporation
                                        Its: General Partner


                                        By:  /s/ Robert E. Taylor, Jr.
                                             -----------------------------------
                                             Name:  Robert E. Taylor, Jr.
                                             Title: Vice President


                                        ADVENT PARTNERS GPE-IV LIMITED
                                        PARTNERSHIP


                                        By:  Advent International Corporation
                                        Its: General Partner


                                        By:  /s/ Robert E. Taylor, Jr.
                                             -----------------------------------
                                             Name:  Robert E. Taylor, Jr.
                                             Title: Vice President

             [Bear Stearns Signature Page to Contribution Agreement]

                                        BEAR STEARNS MERCHANT BANKING
                                        PARTNERS II, L.P.


                                        By:  Bear Stearns Merchant Capital II,
                                             L.P.
                                        Its: General Partner


                                        By:  JDH Management LLC
                                        Its: Special Limited Partner


                                        By:  /s/ John D. Howard
                                             -----------------------------------
                                             Name: John D. Howard
                                             Title: Senior Managing Director


                                        BEAR STEARNS MERCHANT BANKING
                                        INVESTORS II, L.P.


                                        By:  Bear Stearns Merchant Capital II,
                                             L.P.
                                        Its: General Partner


                                        By:  JDH Management LLC
                                        Its: Special Limited Partner


                                        By:  /s/ John D. Howard
                                             -----------------------------------
                                             Name: John D. Howard
                                             Title: Senior Managing Director


                                        BEAR STEARNS MB-PSERS II, L.P.


                                        By:  Bear Stearns Merchant Capital II,
                                             L.P.
                                        Its: General Partner


                                        By:  JDH Management LLC
                                        Its: Special Limited Partner


                                        By:  /s/ John D. Howard
                                             -----------------------------------
                                             Name: John D. Howard
                                             Title: Senior Managing Director

        [Bear Stearns Signature Page to Contribution Agreement Continued]

                                        THE BSC EMPLOYEE FUND III, L.P.


                                        By:  Bear Stearns Merchant Capital II,
                                             L.P.
                                        Its: General Partner


                                        By:  JDH Management LLC
                                        Its: Special Limited Partner


                                        By:  /s/ John D. Howard
                                             -----------------------------------
                                             Name: John D. Howard
                                             Title: Senior Managing Director


                                        THE BSC EMPLOYEE FUND IV, L.P.


                                        By:  Bear Stearns Merchant Capital II,
                                             L.P.
                                        Its: General Partner


                                        By:  JDH Management LLC
                                        Its: Special Limited Partner


                                        By:  /s/ John D. Howard
                                             -----------------------------------
                                             Name: John D. Howard
                                             Title: Senior Managing Director

           [Randolph Street Signature Page to Contribution Agreement]

                                        RANDOLPH STREET PARTNERS VI


                                        By:  /s/ Eunu Chun
                                             -----------------------------------
                                             Name: Eunu Chun
                                             Title: Managing Director

        [Individual Shareholder Signature Page to Contribution Agreement]


                                        /s/ Richard Pointkowski
                                       ----------------------------------------
                                       RICHARD POINTKOWSKI

                                        /s/ Bryant P. Bynum
                                       ----------------------------------------
                                       BRYANT P. BYNUM

                                        /s/ Philip Avvisato
                                       ----------------------------------------
                                       PHILIP AVVISATO

                                        /s/ Anthony Fordiani
                                       ----------------------------------------
                                       ANTHONY FORDIANI

                                        /s/ Patrick Judge, Sr.
                                       ----------------------------------------
                                       PATRICK JUDGE, SR.

                                        /s/ Richard Kovalick
                                       ----------------------------------------
                                       RICHARD KOVALICK

                                        /s/ Lawrence Montante
                                       ----------------------------------------
                                       LAWRENCE MONTANTE

                                        /s/ James Ruby
                                       ----------------------------------------
                                       JAMES RUBY

                                        /s/ Robert S. Vor Broker
                                       ----------------------------------------
                                       ROBERT S. VOR BROKER

                                   SCHEDULE I

                              Rollover Shareholders
                              ---------------------

--------------------------------------------------------------------------------
                       Rolled
     Rolling           Company       Aggregate    Parent Class A  Parent Class L
   Shareholder       Common Stock      Value          Common          Common
--------------------------------------------------------------------------------
James Ruby              54,079.38  $     500,000         257,143          28,571
--------------------------------------------------------------------------------
Richard Kovalick       140,606.40  $   1,300,000         668,571          74,286
--------------------------------------------------------------------------------
Bryant P. Bynum         75,711.14  $     700,000         360,000          40,000
--------------------------------------------------------------------------------
Philip Avvisato         54,079.38  $     500,000         257,143          28,571
--------------------------------------------------------------------------------
Anthony Fordiani        54,079.38  $     500,000         257,143          28,571
--------------------------------------------------------------------------------
Patrick Judge, Sr.     140,606.40  $   1,300,000         668,571          74,286
--------------------------------------------------------------------------------
Lawrence Montante       54,079.38  $     500,000         257,143          28,571
--------------------------------------------------------------------------------

                                   SCHEDULE II

                                Bain Contributors
                                -----------------

--------------------------------------------------------------------------------
                                 Contribution     Parent Class A  Parent Class L
   Name of Bain Contributor         Amount            Common          Common
--------------------------------------------------------------------------------
Bain Capital Fund VII, LLC     $  112,189,375.00      57,697,393       6,410,822
--------------------------------------------------------------------------------
Bain Capital VII Coinvestment
Fund, LLC                      $   18,525,000.00       9,527,143       1,058,572
--------------------------------------------------------------------------------
BCIP Associates III, LLC       $    2,654,684.00       1,490,168         150,154
--------------------------------------------------------------------------------
BCIP T Associates III, LLC     $    2,896,980.00       1,364,939         167,084
--------------------------------------------------------------------------------
BCIP Associates III-B, LLC     $      652,668.00         336,095          37,290
--------------------------------------------------------------------------------
BCIP T Associates III-B, LLC   $      131,293.00          67,119           7,507
--------------------------------------------------------------------------------

                                  SCHEDULE III

                               Advent Contributors
                               -------------------

--------------------------------------------------------------------------------
                                  Contribution    Parent Class A  Parent Class L
  Name of Advent Contributor         Amount           Common          Common
--------------------------------------------------------------------------------
Global Private Equity IV, LP   $   19,585,000.00      10,072,286       1,119,144
--------------------------------------------------------------------------------
Advent Partners II LP          $      167,000.00          85,886           9,543
--------------------------------------------------------------------------------
Advent Partners GPE-IV LP      $      248,000.00         127,543          14,171
--------------------------------------------------------------------------------

                                   SCHEDULE IV

                            Bear Stearns Contributors
                            -------------------------

--------------------------------------------------------------------------------
     Name of Bear Stearns        Contribution     Parent Class A  Parent Class L
         Contributor                Amount            Common         Common
--------------------------------------------------------------------------------
Bear Stearns Merchant Banking
Partners II, L.P.              $    3,942,167.86       2,027,401         225,268
--------------------------------------------------------------------------------
Bear Stearns Merchant Banking
Investors II, L.P.             $      782,288.57         402,320          44,702
--------------------------------------------------------------------------------
Bear Stearns MB-PSERS II,
L.P.                           $    2,166,049.56       1,113,968         123,774
--------------------------------------------------------------------------------
The BSC Employee Fund III,
L.P.                           $    1,119,740.07         575,866          63,985
--------------------------------------------------------------------------------
The BSC Employee Fund IV,
L.P.                           $    1,989,753.94       1,023,302         113,700
--------------------------------------------------------------------------------